EXHIBIT 23

  24. Consent of Shatswell, MacLeod and Co.


                SHATSWELL, MaclEOD & COMPANY, P.C.
                  CERTIFIED PUBLIC ACCOUNTANTS

                         83 PINE STREET
               WEST PEABODY, MASSACHUSETTS 01960-3635
                        (508)535-0206


     We consent to the incorporation by reference in this Annual Report on Form 10-KSB of Beverly National Corporation of our report dated January 11, 1996.


                                     SHATSWELL, MacLEOD & COMPANY, P.C.

March 26, 1996